UNITED STATES SECURITIES AND EXCHANGE COMMISSION WASHINGTON, DC 20549
FORM 8-K CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of report (Date of earliest event reported): October 16, 2007
Burlington Coat Factory Investments Holdings, Inc. (Exact Name of Registrant As Specified In Charter)
Delaware (State or Other Jurisdiction of Incorporation)	333-137917 (Commission File Number)	20-4663833 (IRS Employer Identification No.)
1830 Route 130 North Burlington, New Jersey 08016 (Address of Principal Executive Offices, including Zip Code)
(609) 387-7800 (Registrant’s telephone number, including area code)

Not applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

Item 7.01.	Regulation FD Disclosure

Item 9.01.	Financial Statements and Exhibits

SIGNATURE

Item 7.01.	Regulation FD Disclosure

On October 16, 2007, Burlington Coat Factory Investments Holdings, Inc. and its wholly owned subsidiaries (“Burlington Coat Factory”) issued a press release related to the filing of its quarterly report on Form 10-Q for the fiscal 2008 first quarter ended September 1, 2007.  A copy of the press release is furnished as Exhibit 99.1 to this Current Report.

On October 16, 2007, the Company issued a press release announcing a conference call to be held on October 19, 2007 to discuss the Company’s operating results for the first quarter of 2008.  A copy of the press release is furnished as Exhibit 99.2 to this Current Report.

Item 9.01.	Financial Statements and Exhibits

(d)	Exhibits

99.1	Press Release dated October 16, 2007

99.2	Press Release dated October 16, 2007

SIGNATURES

Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BURLINGTON COAT FACTORY INVESTMENTS HOLDINGS, INC.
(Registrant)

/s/ Robert L. LaPenta, Jr.
Robert L. LaPenta, Jr. Vice President and Treasurer

Date: October 16, 2007

EXHIBIT INDEX

99.1	Press Release dated October 16, 2007.

99.2	Press Release dated October 16, 2007